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[LOGO] ING FUNDS

                                                                      (d)(2)(ii)

March 5, 2008

Michael Gioffre
Senior Vice President
ING Investment Management Co.
10 State House Square
Hartford, CT 06103-3607

Dear Mr. Gioffre:

     Pursuant to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments, LLC and ING Investment Management Co., as amended (the "Agreement"), we hereby notify you of our intention to retain you as Sub-Adviser to render investment advisory services to ING Global Income Builder Fund and ING Tactical Asset Allocation Fund (the "Funds"), each a series of ING Series Fund, Inc., effective March 5, 2008, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the Funds to the Amended Schedule A of the Agreement. The Amended Schedule A, with the annual sub-advisory fees indicated for the series, is attached to the letter.

     Please signify your acceptance to act as Sub-Adviser for the Funds by signing below where indicated.

                                        Very sincerely,


                                        /s/ Todd Modic
                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Investments, LLC

ACCEPTED AND AGREED TO:
ING Investment Management Co.


By: /s/ Daniel Wilcox
    --------------------------------
Name: Daniel Wilcox
Title: SVP, Head of Corp. Finance, Duly Authorized

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000   ING Investments, LLC
Scottsdale, AZ 85258-2034      Fax: 480-477-2744
                               www.ingfunds.com

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                               AMENDED SCHEDULE A

                               with respect to the

                             SUB-ADVISORY AGREEMENT

                                     between

                              ING INVESTMENTS, LLC

                                       and

                          ING INVESTMENT MANAGEMENT CO.

Series                                       Effective Date      Annual Sub-Advisory Fee
------------------------------------------   --------------   -----------------------------
Brokerage Cash Reserves                                        0.090% on first $1 billion
                                                                0.086% on next $2 billion
                                                                  0.081% over $3 billion

ING 130/30 Fundamental Research Fund                           0.360% on first $500 million
                                                               0.3375% on next $500 million
                                                                 0.315% over $1 billion

ING Money Market Fund                                          0.180% on first $500 million
                                                               0.158% on next $500 million
                                                                0.153% on next $1 billion
                                                                0.149% on next $1 billion
                                                                  0.135% over $3 billion

ING Balanced Fund                                              0.338% on first $500 million
                                                               0.304% on next $500 million
                                                                  0.293% over $1 billion

ING Global Income Builder Fund                March 5, 2008               0.036%

ING Growth and Income Fund                                    0.3150% on first $250 million
                                                              0.2925% on next $250 million
                                                              0.2813% on next $250 million
                                                              0.2700% on next $1.25 billion
                                                                 0.2475% over $2 billion

ING Growth Fund                                                0.315% on first $250 million
                                                               0.293% on next $250 million
                                                               0.281% on next $250 million
                                                               0.270% on next $1.25 billion
                                                                  0.248% over $2 billion

                                       2

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
Series                                       Effective Date      Annual Sub-Advisory Fee
------------------------------------------   --------------   -----------------------------
ING Index Plus LargeCap Fund                                   0.203% on first $500 million
                                                               0.191% on next $250 million
                                                               0.180% on next $1.25 billion
                                                                  0.169% over $2 billion

ING Index Plus MidCap Fund                                     0.203% on first $500 million
                                                               0.191% on next $250 million
                                                               0.180% on next $1.25 billion
                                                                  0.169% over $2 billion

ING Index Plus SmallCap Fund                                   0.203% on first $500 million
                                                               0.191% on next $250 million
                                                               0.180% on next $1.25 billion
                                                                  0.169% over $2 billion

ING International Equity Fund                                  0.383% on first $250 million
                                                               0.360% on next $250 million
                                                               0.349% on next $250 million
                                                               0.338% on next $1.25 billion
                                                                  0.315% over $2 billion

ING Small Company Fund                                         0.383% on first $250 million
                                                               0.360% on next $250 million
                                                               0.349% on next $250 million
                                                               0.338% on next $1.25 billion
                                                                  0.326% over $2 billion

ING Strategic Allocation Conservative Fund                     0.360% on first $500 million
                                                               0.349% on next $500 million
                                                               0.338% on next $500 million
                                                               0.326% on next $500 million
                                                                  0.315% over $2 billion

ING Strategic Allocation Growth Fund                           0.360% on first $500 million
                                                               0.349% on next $500 million
                                                               0.338% on next $500 million
                                                               0.326% on next $500 million
                                                                  0.315% over $2 billion

ING Strategic Allocation Moderate Fund                         0.360% on first $500 million
                                                               0.349% on next $500 million
                                                               0.338% on next $500 million
                                                               0.326% on next $500 million
                                                                  0.315% over $2 billion

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
Series                                       Effective Date      Annual Sub-Advisory Fee
------------------------------------------   --------------   -----------------------------
ING Tactical Asset Allocation Fund            March 5, 2008       0.2025% on all assets

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